Other Liabilities	12 Months Ended
Dec. 31, 2011
Other Liabilities
8.	OTHER LIABILITIES

Other liabilities consist of the following:

	December 31,
(Dollars in thousands)	2011	2010
Pension benefit obligation	$28,803	$17,873
Asset retirement obligations	11,233	13,660
Non-controlling interests	7,923	7,821
Deferred compensation	2,672	1,547
Derivatives	2,296	178
Other	1,351	1,535

Other liabilities	$54,278	$42,614

Certain previously reported amounts have been reclassified to agree with current presentation.

In 2011, non-controlling interests and deferred compensation liabilities are presented separately and prior year amounts have been reclassified to conform to the current year presentation. As a result, the Other category at December 31, 2010, decreased by $9.4 million from the amount previously reported.